Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of e.Digital Corporation (the "Company"), that, to his or her knowledge, the Amendment No. 1 to the Annual Report of the Company on Form 10-K/A for the period ended March 31, 2007, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: July 20, 2007

/s/ Robert Putnam
Robert Putnam,
Interim Chief Accounting Officer and Secretary
(Principal Financial Officer)

Dated: July 20, 2007

/s/ William Blakeley
William Blakeley,
President and Chief Technical Officer,
(Principal Executive Officer)